Supplement dated August 24, 2022, to the following Prospectus dated April 29, 2022:

•  Variable Universal Life Defender®

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectus. Capitalized terms used herein that are not defined have the same meaning as in the prospectus, unless otherwise noted.

The purpose of this supplement is to conform the prospectus with the Policy and other sections of the prospectus related to: (i) the surrender charge period and (ii) the maximum Issue Age for an insured under the Policy.

Surrender Charge Period

In accordance with the Policy's data pages, and as disclosed in the "Surrender Charge" section under "Accumulation Value Charges" on page 27 and the "Surrender Charge" section on page 91 of the prospectus, the surrender charge period under the Policy is fifteen years. All references to the surrender charge period being "10" or "ten" years in the Key Information Table, the Transaction Fee Table and the example in the fourth paragraph of the "Surrender Charge" section under "Accumulation Value Charges" are hereby replaced with "15" or "fifteen," as applicable. In the hypothetical surrender charge example based on a Policy with a $100,000 Face Amount, the maximum surrender charge of $6,000, representing a charge of 6% of the Policy's Face Amount, does not change whether the surrender charge period is ten years or fifteen years.

Maximum Issue Age

The Policy is available for insureds with Issue Ages of between 0 through 75. The reference to the maximum Issue Age of an insured being "85" in the "Applications and Policy Issue" section of the prospectus is hereby replaced with "75."

Please retain this supplement for future reference.

F101687 08-2022